SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 31, 1999
(Date of earliest event reported)

INTERNET COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)



Colorado                   0-19578                 84-1095516
(State of incorporation) (Commission file number) (IRS Employer
                                                   Identification
                                                   No.)

7100 E. Belleview Ave., Suite 201, Englewood, CO    80202
(Address of principal executive offices)          (Zip Code)

(303) 770-7600
(Registrant's telephone number)

Not Applicable
(Former name and address)

     Item 5.  Other Events

The Registrant is filing the following unaudited balance sheet as of February 28, 1999 at the request of The Nasdaq Stock Market:

INTERNET COMMUNICATIONS CORPORATION AND SUBSIDIARIES

Consolidated Balance Sheets (In Thousands, Except Share and Per Share Amounts) February 28, 1999 and December 31, 1998

                                                                                      February 28,      December 31,
Assets                                                                                        1999              1998
------
                                                                                     (unaudited)(a)
                                                                                     ---------------    --------------

Current assets:
    Cash and restricted cash                                                             $      40               664

    Trade receivables, net of allowance for doubtful accounts and sales returns of $479 and $472 at February 28, 1999 and
          December 31, 1998, respectively                                                    5,820             5,637
    Subscription receivable from a related party                                                --             2,500
    Inventory                                                                                3,344             3,296
    Prepaid expenses and other                                                                 420               350
    Costs and estimated earnings in excess of billings                                         757               772
                                                                                     -------------         ---------
              Total current assets                                                          10,381            13,219

Equipment, net                                                                               1,371             1,458
Goodwill, net                                                                                  826               838
Spares inventory                                                                               240               252
Net assets of discontinued operations                                                          454               460
Other assets, net                                                                              531               540
                                                                                     -------------       -----------
              Total assets                                                               $  13,803            16,767
                                                                                         =========         =========

Liabilities and Stockholders' Equity
Current liabilities:
    Notes payable                                                                               69             1,569
    Notes payable to a related party                                                            --             1,300
    Accounts payable                                                                         3,133             2,933
    Accrued expenses                                                                         1,057               808
    Billings in excess of costs and estimated earnings                                         836             1,239
    Unearned income and deposits                                                               920               834
                                                                                      ------------         ---------
              Total current liabilities                                                      6,015             8,683
                                                                                       -----------          --------

Notes payable                                                                                3,577             3,585
Deferred revenue                                                                               170               184
                                                                                       -----------          --------
              Total liabilities                                                              9,762            12,452
Stockholders' equity:
    Preferred stock, 100,000,000 shares authorized
       Series A Convertible Preferred Stock,
       issued and outstanding 50,000 shares,
       stated value of $100.00                                                               5,000             5,000
    Common stock, no par value, 20,000,000 shares authorized,
       5,617,637 shares issued and outstanding                                              14,826            14,826
    Stockholders' notes                                                                        (22)              (22)
    Accumulated deficit                                                                    (15,763)          (15,489)
                                                                                        ----------          --------
              Total stockholders' equity                                                     4,041             4,315
                                                                                       -----------         ---------
              Total liabilities and stockholders' equity                                  $ 13,803            16,767
                                                                                          ========          ========

--------------------------------------------------------------------------------

(a) The unaudited February 28, 1999 balance sheet has been prepared by Internet Communications Corporation, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission and includes all adjustments which are, in the opinion of management, necessary for a fair presentation. Information and footnote disclosures normally included in the financial statements prepared in accordance with generally accepted accounting principles have been omitted. It is suggested that this balance sheet be read in conjunction with the financial statements and the notes thereto which are included in the Company's Form 10-K for the fiscal year ended December 31, 1998. The financial data for the interim period may not necessarily be indicative of results to be expected for the year.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 1999          INTERNET COMMUNICATIONS CORPORATION

                               By:  /s/ T. Timothy Kershisnik
                                        T. Timothy Kershisnik
                                        Vice President,
                                         CFO, Treasurer
                                         and Corporate Secretary